EXHIBIT 10.18
-------------


                        CONTRIBUTION AGREEMENT
                        ----------------------


     This Agreement, made as of this 27th day of November, 2000, by and among Amfac/JMB Hawaii, L.L.C, a Hawaii limited liability company ("AHI"), Amfac Property Investment Corp., a Hawaii corporation ("APIC"), Pioneer Mill Company, Limited, a Hawaii corporation ("PMCo"), Northbrook Corporation, a Delaware corporation ("Northbrook"), AF Investors, LLC, a Delaware limited liability company ("AFI"), and Fred Harvey Transportation Company, an Arizona corporation ("FHTC" and, together with Northbrook and AFI, the "Senior Debtholders").


                              WITNESSETH:

     WHEREAS, AHI, successor by merger to Amfac/JMB Hawaii, Inc., a Hawaii corporation, is the issuer of certain Certificate of Land Appreciation Notes, due 2008 (the "COLAs") which COLAs (the holders of which from time to time are referred to herein as the "COLA Holders") are subordinated indebtedness of AHI and are governed under the provisions of that certain Indenture (as amended or supplemented, the "Indenture") dated as of March 14, 1989, by and among AHI, as Issuer, certain of its subsidiaries (each subsidiary of AHI being referred to herein as a "Subsidiary", and collectively with AHI, the "AHI Group"), as guarantors (the "COLA Guarantors") and Bank One, N.A., successor in interest to Continental Bank, National Association, as Trustee (the "Trustee"); and,

     WHEREAS, pursuant to the Indenture, AHI and the COLA Guarantors are entitled from time to time to incur or become obligated in respect of indebtedness that is superior in priority to the COLAs, and which is defined as "Senior Indebtedness" in the Indenture (hereinafter, the "Senior Debt"), some of which was pre-existing at the time the COLAs were issued; and,

     WHEREAS, AHI and certain of the Subsidiaries are primarily liable as borrowers (collectively, the "Borrowers"), or secondarily liable as guarantors (the "Senior Debt Guarantors") pursuant to separate guarantees made by the Senior Debt Guarantors in favor of the Senior Debtholders, as applicable (the "Senior Debt Guarantees"), with respect to certain notes held by the Senior Debtholders that constitute Senior Debt, and are listed in EXHIBIT A attached hereto (as they may be amended, including by this Agreement, the "Senior Notes"); and,

     WHEREAS, the Borrowers and the Senior Debt Guarantors have caused the Senior Notes to be secured by certain mortgages on real property (the "Senior Debt Secured Property"), which mortgages are listed in EXHIBIT B attached hereto (the "Mortgages", and, together with any other instruments or documents evidencing or securing the Senior Debt, the "Senior Debt Loan Documents"); and,

     WHEREAS, certain of the Borrowers and the Senior Debt Guarantors have further caused the Senior Notes to be secured by separate Stock Pledge Agreements, dated as of August 31, 2000, and various later dates (collectively, the "Stock Pledges"), whereby each such Borrower and Senior Debt Guarantor has pledged the stock of certain of its subsidiaries to Northbrook, as agent on behalf of all of the Senior Debtholders, one of such Stock Pledges being a pledge by AHI of all of the issued and outstanding stock of APIC; and,

     WHEREAS, APIC, AHI and PMCo are the borrowers (the "ERS Borrowers") under a certain Promissory Note, dated June 25, 1991 (the "ERS Note"), made by the ERS Borrowers in favor of the Employees' Retirement System of the State of Hawaii ("ERS"), which ERS Note and the mortgages and other documents securing same (the "ERS Loan Documents") are currently being renegotiated by the parties thereto (the "ERS Restructuring"); and,

     WHEREAS, the Senior Debtholders have previously notified each Borrower and Senior Debt Guarantor, by letters dated August 14, 2000 (the "Default Letters") that, as a consequence of the acceleration of the ERS Note by ERS due to certain alleged defaults thereunder, and as a consequence of certain other defaults (collectively, the "Existing Defaults"), the Senior Notes are in default, but that the Senior
Debtholders have not as yet exercised any of their remedies with respect to such defaults; and,

     WHEREAS, by Agreement dated as of November 22, 2000 (the "APIC Transfer Agreement") APIC has agreed to transfer substantially all of its real property that is not security for the ERS Note (the "Non-Golf Course Property") to Kaanapali Development Corp. ("KDC"), as a contribution to its capital (the "KDC Transfers") and such transfers are ongoing;

     WHEREAS, following the KDC Transfers, KDC will be the legal and/or beneficial owner of the Non-Golf Course Property, and APIC will contribute the stock of KDC together with its interests in certain other entities, to Amfac Holdings Corp., a Delaware corporation ("Amfac Holdings"), and APIC will sell the stock of Amfac Holdings to KDCW, Inc., a Delaware corporation ("KDCW") a subsidiary of AHI (the "Holdings Sale"); and

     WHEREAS, certain members of the AHI Group have contracted for the sale of certain land parcels, the closing of which, should it occur as expected, will provide additional relief to the cash position of the AHI Group in the short run, one such parcel being that certain parcel commonly known as Lot 1 ("Lot1") at the property commonly known as North Beach, Kaanapali, County of Maui, Hawaii, which is expected to be sold by APIC (as legal owner thereof) pursuant to that certain Fourth Amendment and Restatement of Purchase and Option Agreement, dated as of September 19, 2000, by and among AHI, APIC, Amfac Property Development Corp., a Hawaii corporation, Kaanapali Ownership Resorts, L.P., a Delaware limited partnership and SVO Pacific, Inc., a Florida corporation (the "Lot 1 Sale"), such Lot 1 being beneficially owned by APIC with respect to a 50% undivided interest and by AHI with respect to a 50% undivided interest; and,

     WHEREAS, the parties hereto each believe that it is in their best interest to recapitalize APIC and make certain additional collateral available, in order to facilitate the ERS Restructuring and as a consequence maximize the long-term value of the assets of the AHI Group for the benefit of the AHI Group and the Senior Debtholders, and specifically that AFI is willing to make a capital investment in APIC in furtherance of the foregoing only if AFI will receive a controlling interest in APIC; and

     WHEREAS, PMCo desires to transfer any property it owns that is security for the ERS Note to APIC (the "Pioneer Golf Course Property"), which property is described on EXHIBIT C attached hereto, and AFI has agreed to make a capital contribution to APIC (the "AFI Capital Contribution", and together with the contribution of the Pioneer Golf Course Property, the "Capital Contributions"), in each case following the Holdings Sale, in return for common stock in APIC (the "Additional Stock"), such AFI Capital Contribution to consist of a cash contribution of $500,000 to be made by AFI; and,

     WHEREAS, the parties intend that the Capital Contributions and the issuance of Additional Stock hereunder shall occur concurrently and qualify as a tax-free exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended; and,

     WHEREAS, the Additional Stock issued to PMCo shall be pledged to the Senior Debtholders pursuant to amendments to the Stock Pledges previously made by PMCo to the Senior Debtholders; and,

     WHEREAS, the parties agree that such Capital Contributions shall occur after the consummation of the Lot 1 Sale, but in no event be effective later than December 31, 2000 (such effective date of the Capital Contributions being referred to herein as the "Effective Date"); and

     WHEREAS, PMCo and the Senior Debtholders wish to make certain additional security available to facilitate the ERS Restructuring for the intended purpose of obtaining a release of PMCo's recourse liability under the ERS Loan Documents.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by the parties hereto as follows:

     1. RECITALS. The foregoing recitals are by this reference incorporated herein and made a part hereof as substantive provisions of this Agreement.

     2.    MATTERS CONCERNING CAPITAL CONTRIBUTIONS.

     a. TRANSFER AND CONVEYANCE OF PIONEER GOLF COURSE PROPERTY. Effective as of the Effective Date, PMCo hereby agrees that it shall assign, convey, quit claim and transfer to APIC, without any representation or warranty whatsoever, as a contribution to APIC's capital, all of its right, title and interest in and to the Pioneer Golf Course Property, subject to all liens, encumbrances, rights, obligations, easements, rights of way and debts pertaining thereto, both of record or otherwise. PMCo and APIC agree to enter into such separate documentation (the "APIC Transfer Documents") as APIC may reasonably request in order to memorialize the APIC Transfers and place them of record; provided, that in the event that any such APIC Transfer Documents are executed or placed of record after the Effective Date, the entire beneficial and economic interest of PMCo therein shall nevertheless be deemed to have been transferred by PMCo to APIC as of the Effective Date.

     b. AFI CAPITAL CONTRIBUTION TO APIC. On the Effective Date, AFI agrees to make the AFI Capital Contribution to APIC. AHI represents that it currently owns all 1000 issued and outstanding shares of common stock of APIC, and that APIC has no other stock or other equity interests that are currently outstanding, nor does AHI or any other party have any option or other right to purchase or receive any equity interests in APIC, except pursuant to the Stock Pledges. As a consequence of the contribution by AFI in this Section 2.b. and the contribution by PMCo pursuant to Section 2.a. and any contribution by PMCo of all or a portion of the Additional ERS Security Parcel (as provided in Section 4.b. below), APIC shall issue 1000 shares of common stock to PMCo and 10000 shares of common stock to AFI. The parties hereto agree that AFI would not make the AFI Capital Contribution without receiving a controlling interest in APIC.

     c. CONSENT BY SENIOR DEBTHOLDERS. The Senior Debtholders hereby consent to the Other Capital Contributions, in each case subject to the Senior Debt Loan Documents.

     d. RATIFICATION OF GUARANTEES AND STOCK PLEDGES. AHI hereby ratifies and confirms that the issuance of additional shares by APIC hereunder shall not affect the lien on the shares of APIC held by AHI and granted to the Senior Debtholders pursuant to the Stock Pledges, which shall continue in full force and effect. PMCo agrees that, on the Effective Date, it shall execute and deliver a First Amendment to Stock Pledge Agreement, in the form of EXHIBIT D attached hereto, for the common stock of APIC issued to PMCo pursuant to this Agreement. Furthermore, AHI, APIC and PMCo ratify and confirm each of the Senior Debt Guarantees previously made by them and acknowledge that this Agreement shall not be construed as a modification or waiver of any of the provisions thereof. The parties hereto acknowledge and agree that subsection is a material inducement to the execution and delivery of this Agreement by the Senior Debtholders and the consents provided herein.

     e. TAX-FREE EXCHANGE; DECONSOLIDATION OF APIC. The parties intend that the Capital Contributions and the issuance of Additional Stock hereunder shall occur concurrently and qualify as a tax-free exchange under
Section 351(a) of the Internal Revenue Code of 1986, as amended. Upon the consummation of the Capital Contributions, APIC shall no longer be a member of the consolidated group of AHI and Northbrook for federal and state income tax purposes and shall thereafter file separate tax returns.

     3.    MATTERS CONCERNING ERS RESTRUCTURING.

     a. The ERS Borrowers agree to use reasonable efforts to negotiate and conclude the ERS Restructuring; provided, however, that they shall be under no obligation to enter into any agreement with the ERS to do so.

     b. For purposes of negotiating such an ERS Restructuring, the Senior Debtholders hereby consent to the execution and delivery of an amendment to the ERS Loan Documents that will provide ERS with additional security for the ERS Note to consist of such portion of the proceeds of the sale of the certain property owned by PMCo known as Lot 10-M-4 (also known as Parcel 22/23) in the Royal Kaanapali Golf Course Estates (the "Additional ERS Security Parcel"), described in EXHIBIT E attached hereto, as may be negotiated by the ERS Borrowers. If requested by the ERS Borrowers, the Senior Debtholders will subordinate their security interest in the Additional ERS Security Parcel to any rights granted therein pursuant to the ERS Restructuring, pursuant to subordination documentation reasonably acceptable to the Senior Debtholders, which documentation shall not encumber or impair the rights of the Senior Debtholders in any other Senior Debt Secured Property. Upon the request of the Senior Debtholders, PMCo shall contribute such interest in the Additional ERS Security Parcel to APIC as the Senior Debtholders may direct, subject to the Senior Debt Loan Documents, prior to the grant of any such rights to ERS.

     c. Any ERS Restructuring that does not include the release by ERS of the recourse obligations of PMCo under the ERS Loan Documents, shall require the written consent of the Senior Debtholders, which they may grant or withhold in their sole and absolute discretion.

     4. REPRESENTATIONS AND WARRANTIES OF PARTIES. Each party hereby represents and warrants to each other party as follows:

     a. DUE INCORPORATION. Such party is duly organized, validly existing and in good standing under the laws of the state of its incorporation, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     b. DUE AUTHORIZATION. Such party has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by each party hereto has been duly authorized by such party's board of directors or other governing body. No other corporate or other proceedings on the part of such party are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such party.

     c. ENFORCEABILITY. Upon execution and delivery by the parties hereto, this Agreement will be legally binding and enforceable against such party in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, readjustment of debt or similar laws affecting the enforcement of creditors' rights generally, and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and other principles based on concepts of materiality, reasonableness, good faith, and fair dealing.

     5. FURTHER ASSURANCES. Upon the request of any party, each other relevant party shall execute and deliver such further instruments or documents and take such further acts as may be reasonably necessary to carry out and give effect to the provisions of this Agreement.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, none of AHI, APIC or PMCo may assign any of its right, title, interest, duties or obligations under this Agreement without the written approval of each of the Senior Debtholders, which approval may be granted or withheld in their sole and absolute discretion.

     7. NO THIRD PARTY BENEFICIARIES.This Agreement is solely for the benefit of the parties hereto. No provision of this Agreement shall be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

     8. AMENDMENTS AND WAIVERS. Neither this Agreement nor any terms hereof may be amended, modified or waived other than by a written agreement executed by the party against which such amendment, modification or waiver is sought to be enforced.

     9. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10. GOVERNING LAW. Except to the extent that the laws of the state of the formation of any party may govern the transfer or issuance of equity interests in such party, or the laws of the State of Hawaii may govern the transfer or encumbrance of real property in connection herewith, this Agreement shall be construed and enforced in accordance with the internal laws of the State of Illinois, the parties hereto hereby irrevocably and unconditionally consent to submit to the jurisdiction of the courts of the State of Illinois and of the United States of America located in Illinois for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

     11. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     12. WAIVERS. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

     13. MISCELLANEOUS. This Agreement represents the entire agreement among the parties with respect to the matters set forth herein, and may not be amended or modified except in writing signed by all parties. Each party acknowledges that there have been no additional oral or written representations or warranties. Notwithstanding the foregoing, this agreement shall not fsupercede any prior written agreement that is referenced herein (or any agreement referenced in any such agreement) except to the extent expressly set forth herein. Time is of the essence of this Agreement. The headings preceding the text of Articles and Sections included in this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the day and year first above written.



AMFAC/JMB HAWAII, L.L.C.,              NORTHBROOK CORPORATION
a Hawaii limited liability company     a Delaware corporation

By:                                    By:
     -------------------------               -------------------------
Its:                                   Its:
     -------------------------               -------------------------



AMFAC PROPERTY INVESTMENT CORP.,       FRED HARVEY TRANSPORTATION
a Hawaii corporation                   COMPANY,
                                       an Arizona corporation

By:                                    By:
     -------------------------               -------------------------
Its:                                   Its:
     -------------------------               -------------------------



PIONEER MILL COMPANY, LIMITED,         AF INVESTORS, LLC.
a Hawaii corporation                   a Delaware limited liability
                                       company

                                       By:   AF MANAGERS, INC.,
                                             A Delaware corporation,

By:                                    By:
     -------------------------               -------------------------
Its:                                   Its:
     -------------------------               -------------------------

                           INDEX OF EXHIBITS
                           -----------------



Exhibit A             Senior Notes
Exhibit B             Mortgages
Exhibit C             Pioneer Golf Course Property
Exhibit D             Form of First Amendment to Stock Pledge Agreement
Exhibit E             Additional ERS Security Parcel

                               EXHIBIT A

                             SENIOR NOTES
                             ------------


NOTES:

DATE OF
NOTE       PRINCIPAL AMOUNT                  OBLIGOR OBLIGEE

2001 NOTES:

2/24/00    $10,000,000.00 (revolver,
           $2,788,250 advanced on 2/24/00,
           $2,788,250 advanced on 9/27/00)   AHI     Northbrook

6/2/00     $500,000 (plus later advances of
           $200,000 on 6/27/00, $650,000 on
           9/27/00 and $200,000 on 11/21/00) TLPC    Northbrook

6/27/00    $500,000 (plus later advances of
           $550,000 on 9/27/00 and
           $1,700,000 on 11/21/00)           TLPC    Northbrook

2007 NOTE
(AND RELATED
SUPERCEDED NOTES):

8/18/89    $28,097,831.90                    AHI     Amfac
                                                     (Replaced by
                                                     notes dated
                                                     8/18/90 and
                                                     12/31/90)

5/31/95    $52,000,000.00                    AHI     Northbrook
                                                     (Replaced by note
                                                     dated 6/1/96)

8/28/95
(Advance
added to
5/31/95
note)      $1,650,000.00                     AHI     Northbrook

8/30/95
(Advance
added to
5/31/95
note)      $4,413,940.00                     AHI     Northbrook

7/7/95
(Advance
added to
5/31/95
note)      $2,500,000.00                     AHI     Northbrook

7/21/95
(Advance
added to
5/31/95
note)      $250,000                          AHI     Northbrook

10/31/95
(Advance
added to
5/31/95
note)      $1,000,000                        AHI     Northbrook

2/28/96
(Advance
added to
5/31/95
note)      $4,413,840.00                     AHI     Northbrook
3/21/96
(Advance
added to
5/31/95
note)      $2,970,000.00                     AHI     Northbrook

4/8/96
(Advance
added to
5/31/95
note)      $1,155,000.00                     AHI     Northbrook

4/15/96
(Advance
added to
5/31/95
note)      $500,000                          AHI     Northbrook

4/15/96
(Advance
added to
5/31/95
note)      $2,000,000                        AHI     Northbrook

4/23/96
(Advance
added to
5/31/95
note)      $900,000                          AHI     Northbrook

6/26/96
(Advance
added to
5/31/95
note)      $1,148,689.00                     AHI     Northbrook

8/30/96
(Advance
added to
5/31/95
note)      $4,413,840.00                     AHI     Northbrook

9/30/96
(Advance
added to
5/31/95
note)      $1,244,262.00                     AHI     Northbrook

1996-
Various    $7,922,000.00                     AHI     Northbrook

2/17/97    $104,759,324.00                   AHI     Northbrook
(Replaced by
Replacement
Note #1 and
Replacement
Note #2 -
see below)

1/1/98     $99,594,751.09                    AHI     Northbrook (Sold
                                                     to FHTC on 1/1/98
                                                     for a note in a
                                                     like amount.) This
                                                     is Replacement
                                                     Note #1 for
                                                     2/17/97 note.

1/1/98     Revolver (Face of $15,000,000,
           balance when contributed of
           $8,752,967.90)                    AHI     Northbrook
                                                     (Contributed to
                                                     AHI on 12/31/98)


*  This is Replacement Note #2 for 2/17/97 note.

2008 Notes:

5/25/99    $21,318,000.00                    AHI     AF Investors
5/31/99    $26,375,300.00                    AHI     AF Investors

* Notes in italics are still outstanding.

                               EXHIBIT B

                               MORTGAGES
                               ---------



1. Mortgage, Security Agreement and Financing Statement dated August 31, 1999, in favor of AFI, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 99-140350, as amended by Amendment of Mortgage dated January 31, 2000, recorded in said Bureau as Document No. 2000-012980, and further amended by Amendment of Mortgages dated November 1, 2000 (the "Amendment"), recorded in said Bureau on November 6, 2000 as Document No. 2000-156556.

2. Mortgage, Security Agreement and Financing Statement dated August 31, 1999, in favor of Northbrook (as predecessor to FHTC), recorded in said Bureau as Document No. 99-140349, as amended by Amendment of Mortgage dated January 31, 2000, recorded in said Bureau as Document No. 2000-012979, and further amended by the Amendment, as assigned to FHTC pursuant to an unrecorded Sale Assignment and Assumption Agreement dated December 17, 1998, but effective as of January 1, 1998, and by Assignment of Mortgage dated November 2, 2000, recorded in said Bureau on November 6, 2000 as Document No. 2000-156555.

3. Additional Security Mortgage, Security Agreement and Financing Statement dated November 1, 2000, in favor of AFI, FHTC and Northbrook, recorded in said Bureau on November 6, 2000 as Document No. 2000-156571.

                               EXHIBIT C

                     PIONEER GOLF COURSE PROPERTY
                     ----------------------------


FIRST:

     An undivided 31% interest in and to the following:

     That certain parcel of land (being a portion of the lands described in and covered by Royal Patent Number 2567, Land Commission Award Number 7715, Apana 3, Part 1 to Lota Kamehameha) situate, lying and being at Hanakaoo, District of Lahaina, Island and County of Maui, State of Hawaii, being LOT 10-C-1 of the "ROYAL KAANAPALI GOLF COURSE SUBDIVISION", more particularly described in EXHIBIT C-1 attached hereto.

SECOND:

     An undivided 31% interest in and to the following:

     That certain parcel of land (being a portion of the lands described in and covered by Royal Patent Number 2567, Land Commission Award Number 7715, Apana 3, Part 1 to Lota Kamehameha) situate, lying and being at Hanakaoo, District of Lahaina, Island and County of Maui, State of Hawaii, being LOT 10-C-2 of the "ROYAL KAANAPALI GOLF COURSE SUBDIVISION", more particularly described in EXHIBIT C-2 attached hereto.

THIRD:

     An undivided 31% interest in and to the following:

     That certain parcel of land (being a portion of the lands described in and covered by Royal Patent Number 2567, Land Commission Award Number 7715, Apana 3, Part 1 to Lota Kamehameha) situate, lying and being at Hanakaoo, District of Lahaina, Island and County of Maui, State of Hawaii, being LOT 10-C-3 of the "ROYAL KAANAPALI GOLF COURSE SUBDIVISION", more particularly described in EXHIBIT C-3 attached hereto.

FOURTH:

     An undivided 83% interest in and to the following:

     That certain parcel of land (being a portion of the lands described in and covered by Royal Patent Number 2567, Land Commission Award Number 7715, Apana 3, Part 1 to Lota Kamehameha) situate, lying and being at Hanakaoo, District of Lahaina, Island and County of Maui, State of Hawaii, being LOT 10-D-1 of the "ROYAL KAANAPALI GOLF COURSE SUBDIVISION", more particularly described in EXHIBIT C-4 attached hereto.

FIFTH:

     An undivided 18% interest in and to the following:

     That certain parcel of land (being a portion of the lands described in and covered by Royal Patent Number 2567, Land Commission Award Number 7715, Apana 3, Part 1 to Lota Kamehameha) situate, lying and being at Hanakaoo, District of Lahaina, Island and County of Maui, State of Hawaii, being LOT 10-N-1 of the "ROYAL KAANAPALI GOLF COURSE SUBDIVISION", more particularly described in EXHIBIT C-5 attached hereto.


                           END OF EXHIBIT C
                           ----------------

                               EXHIBIT D

               FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT
               -----------------------------------------

     This FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT (this "Amendment"), is dated as of December 28, 2000 between Pioneer Mill Company, Limited, a Hawaii corporation ("Pledgor") and Northbrook Corporation ("Pledgee"), as agent for itself and the ratable benefit of the lenders Fred Harvey Transportation Company ("FHTC") and AF Investors, LLC ("AFI", and together with Pledgee and FHTC, the Lenders").


                         W I T N E S S E T H:
                         --------------------

     WHEREAS, Pledgor and Pledgee, on behalf of itself and the Lenders, have previously entered into that certain Stock Pledge Agreement, dated as of August 31, 2000 (the "Agreement"), whereby Pledgor pledged the issued and outstanding shares of certain subsidiaries and affiliates of Pledgor that are owned by Pledgor (the "Pioneer Subsidiaries"), to Pledgee, as security for Pledgor's obligations to Pledgee respecting certain promissory notes (the "Notes"); and,

     WHEREAS, pursuant to a certain Contribution Agreement, dated as of November 27, 2000, by and among Amfac/JMB Hawaii, L.L.C, a Hawaii limited liability company ("AHI"), Amfac Property Investment Corp., a Hawaii corporation ("APIC"), Pledgor and the Lenders, Pledgor has as of the date hereof contributed certain assets to APIC in return for 1000 shares of common stock therein (the "APIC Shares"); and,

     WHEREAS, Pledgor and Pledgee now desire to amend the Agreement in order that Pledgor may hereby pledge to Pledgee all of the APIC Shares to further secure the Notes, the Senior Debt and the agreements between them.

     NOW THEREFORE, in consideration of the mutual promises contained herein, Pledgor and Pledgee hereby agree to amend the Agreement as follows:

     1. ADDITIONAL COLLATERAL. Schedule I of the Agreement is hereby amended and restated in accordance with Schedule I attached hereto and made a part hereof, for the purpose of including all of the APIC Shares as additional Collateral under the Agreement (the "Additional Collateral"). Pledgee shall hereafter have all of the same rights and remedies with respect to the Additional Collateral as if such Additional Collateral had been a part of the Collateral on the original date of the Agreement. Certificates representing the Additional Collateral set forth on SCHEDULE I hereto have previously been delivered to Pledgee. Proper instruments of assignment duly executed in blank by Pledgor, are herewith delivered to Pledgee.

     2. EFFECT. Except as set forth in this Amendment, all the terms and provisions of the Agreement shall continue in full force and effect.

     3. CAPITALIZED TERMS; COUNTERPARTS; CAPTIONS AND HEADINGS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to as such terms in the Partnership Agreement. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Captions and headings are for descriptive purposes only and shall not control or alter the meaning of this Amendment as set forth in the text.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


PIONEER MILL COMPANY, LIMITED,
a Hawaii corporation


By:
     ------------------------------

Its:
     ------------------------------



NORTHBROOK CORPORATION, on behalf of itself and FRED HARVEY TRANSPORTATION
COMPANY and AF INVESTORS, LLC.


By:
     ------------------------------

Its:
     ------------------------------

SCHEDULE I

                            PLEDGED SHARES
                            --------------




ISSUER                        CLASS OF    NUMBER OF      CERTIFICATE
ISSUER                         SHARES      SHARES         NUMBER(S)
------                        --------    ---------      -----------

Waiahole irrigation Company,
 Limited                       Common         1,000           3

Kekaha Sugar Company, Limited  Common       200,000           6

Kaanapali Estate Coffee, Inc.  Common         1,000           4

Puna Sugar Company, Limited    Common       250,000           3

Oahu Sugar Company, Limited    Common       300,000          16

The Lihue Plantation Company,
Limited                        Common       112,500           3

Amfac Property Investment Corp.Common         1,000           7

                              STOCK POWER
                              -----------


     For value received, Pioneer Mill Company, Limited, a Hawaii corporation, hereby sells, assigns and irrevocably transfers to Northbrook Corporation, 1000 shares of Common Stock of Amfac Property Investment Corp., a Hawaiian corporation, represented by Certificate No(s). _____, standing in the name of the undersigned on the books of said company.
The undersigned hereby irrevocably constitutes and appoints ______________ _________________________ attorney to transfer the said stock on the books of said company, with full power of substitution in the premises.

     This Power is given pursuant to that certain Stock Pledge Agreement, dated as of August 31, 2000, made by the undersigned in favor of Northbrook, as agent, as amended by that certain First Amendment to Stock Pledge Agreement, dated as of December 28, 2000. Power is given to the holder hereof to fill in any all blanks in this instrument.

     The undersigned ratifies and confirms all acts that said attorney or any substitute(s) under this power shall lawfully do by virtue hereof.

Dated as of ____________________, 20_____.


                                  PIONEER MILL COMPANY, LIMITED



                                  By:
                                       ------------------------------
                                       Name:
                                       Title:

                               EXHIBIT E

                    ADDITIONAL ERS SECURITY PARCEL
                    ------------------------------


                    ADDITIONAL ERS SECURITY PARCEL


                              LOT 10-M-4
                Royal Kaanapali Golf Course Subdivision

     All of that certain parcel of land being a portion of Lot 10-M of the Royal Kaanapali Golf Course Subdivision, being also a portion of R.P. 2567, L.C. Aw. 7715, Ap. 3 to Lota Kamehameha

              Situated at Hanakaoo, Lahaina, Maui, Hawaii

     Beginning at the Southeast corner of this parcel of land, being also the Westerly corner of Lot 6 of the Honokowai Subdivision, the coordinates of said point of beginning referred to Government Survey Triangulation Station "MANINI", being 5,325.15 feet South and 10,423.97 feet West and running by azimuths measured clockwise from true South:

                 Along Lot 6 of the Honokowai Subdivision along the top of gulch for the next 15 courses;

1.  78 degree    04'        148.96 feet;

2.  95 degree    51'        181.15 feet;

3.  55 degree    01'        419.82 feet;

4.  81 degree    54'        103.47 feet;

5.  125 degree   50'        342.62 feet;

6.  107 degree   10'        128.99 feet;

7.  88 degree    17'        205.12 feet;

8.  70 degree    40'        70.01 feet;

9.  47 degree    09'        168.99 feet;

10. 22 degree    58'        189.08 feet;

11. 69 degree    45'        204.40 feet;

12. 129 degree   18'        97.96 feet;

13. 66 degree    27'        115.44 feet;

14. 97 degree    42'        34.64 feet;

15. 144 degree   05'        48.23 feet;

                            Thence along Lot 10-C-1 of the Royal
                            Kaanapali Golf Course Subdivision on a
                            curve to the left with a radius of
                            1884.86 feet, the chord azimuth and
                            distance being:

16. 158 degree   18'  37"   592.11 feet;

17. 149 degree   16'  24"   43.46 feet along same;

                            Thence along same on a curve to the right with a radius of 1934.86 feet, the chord azimuth and distance being:


18. 163 degree   46'  24"   968.90 feet along same;

19. 178 degree   16'  24"   45.39 feet along same;

                            Thence along same on a curve to the left with a radius of 1884.86 feet, the chord azimuth and distance being:

20. 173 degree   06'  48.5" 339.03 feet along same;

21. 259 degree   39'  32"   38.62 feet along Lot 10-K of the Royal
                            Kaanapali Golf Course Subdivision;

22. 264 degree   22'        62.09 feet along Lot 10-D-1 of the Royal
                            Kaanapali Golf Course Subdivision;

23. 239 degree   18'        178.77 feet along same;

24. 223 degree   00'        135.08 feet along same;

25. 250 degree   06'        268.39 feet along same;

26. 274 degree   53'        186.22 feet along same;

27. 263 degree   50'        185.84 feet along same;

28. 238 degree   50'        132.45 feet along same;

29. 274 degree   41'        182.17 feet along same;

30. 251 degree   10'        44.87 feet along same;

31. 202 degree   47'        34.01 feet along same;

32. 180 degree   58'        43.71 feet along same;

33. 160 degree   50'        202.49 feet along same;

34. 247 degree   21'        640.29 feet along Lot 10-M-1 of the
                            Royal Kaanapali Golf Course Subdivision;

35. 252 degree   34'        241.67 feet along same;

                            Thence along Lot 6 of the Honokowai
                            Subdivision on a curve to the right
                            with a radius of 1132.00 feet,
                            the chord azimuth and distance being:

36. 346 degree   03'        71.77 feet;

37. 347 degree   52'        920.92 feet along same;

                            Thence along same on a curve to the right with a radius of 1172.00 feet, the chord azimuth and distance being:

38. 353 degree   07'  30"   214.82 feet;

39. 358 degree   23'        675.00 feet along same;

                            Thence along same on a curve to the left with a radius of 678.00 feet, the chord azimuth and distance being:

40. 341 degree   03'        403.99 feet;

41. 323 degree   43'        200.00 feet along same;

                            Thence along same on a curve to the right with a radius of 452.00 feet, the chord azimuth and distance being:

42. 330 degree   26'  24"   105.84 feet to the point of beginning and
                            containing an area of 110.847 Acres.


                           END OF EXHIBIT E
                           ----------------